Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher M. Courtney, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Oak Valley Bancorp on Form 10-Q for the quarterly period ended September 30, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Oak Valley Bancorp.

Date: November 14, 2016	By:	/s/ CHRISTOPHER M. COURTNEY
	Name:	Christopher M. Courtney
	Title:	President and Chief Executive Officer

I, Jeffrey A. Gall, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Oak Valley Bancorp on Form 10-Q for the quarterly period ended September 30, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Oak Valley Bancorp.

Date: November 14, 2016	By:	/s/ JEFFREY A. GALL
	Name:	Jeffrey A. Gall
	Title:	Chief Financial Officer